                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2003
                                                         -----------------

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                          0-19907                  48-1109495
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(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

                 224 East Douglas, Suite 700, Wichita, KS 67202
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure.
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          On December 22, 2003,  Lone Star  Steakhouse & Saloon,  Inc.  issued a press release  announcing that it has entered into a definitive  sales agreement that  will  result  in the  divestiture  and  discontinuance  of its  Australian operations. The press release is being filed as an exhibit to this Form 8-K.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.             Exhibits
            -----------             --------

             99.1                   Press Release dated December 22, 2003.

                                   SIGNATURES
                                   ----------

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LONE STAR STEAKHOUSE & SALOON,
                                        INC.

Dated: December 23, 2003                By:  /s/  John D. White
                                           -------------------------------------
                                           Name:   John D. White
                                           Title:  Executive Vice President